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                                                                   EXHIBIT 10.12

                               AMENDMENT NO. 1 TO

                               PURCHASE AGREEMENT

                                 BY AND BETWEEN

                           KINGSBRIDGE CAPITAL LIMITED

                                       AND

                             MUSE TECHNOLOGIES, INC.

                         DATED AS OF NOVEMBER 1ST, 2000

                  This AMENDMENT NO. 1 to the PURCHASE AGREEMENT dated as of August 7, 2000 (the "Agreement") by and between KINGSBRIDGE CAPITAL LIMITED (the "Investor"), an entity organized and existing under the laws of the British Virgin Islands, and MUSE TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), is entered into as of the 1st day of November, 2000 (this "Amendment") by and between Investor and the Company. Capitalized terms contained herein and not defined herein shall have the meaning ascribed to such terms in the Agreement.

                  WHEREAS, Investor and the Company have entered into the Agreement, providing for the sale by the Company to Investor of a convertible promissory note in the principal amount of $1,000,000;

                  WHEREAS, Investor and the Company desire to amend the Agreement as set forth herein.

                  NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment of Article IV of the Agreement. Article IV of the Agreement is hereby amended by adding the following additional section:

         "(c) 4.8 MAXIMUM SALE OF COMMON STOCK. Unless the Company obtains the requisite approval of its shareholders in accordance with the corporate laws of Delaware and the applicable rules of the Nasdaq Stock Market (or other principal market the Common Stock is then listed for trading) and the NASD, no more than 19.9% (taking into consideration all shares of Common Stock beneficially held by Investor) of the outstanding shares of Common Stock (as determined as of the date of this Agreement), may be issued and sold to Investor in the aggregate pursuant to this Agreement."

         2. Effectiveness of Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by each of the undersigned.




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         3. Effect on the Agreement. The Agreement shall continue in full force and effect as amended by this Amendment. From and after the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment.

         4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         5. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.



         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                            KINGSBRIDGE CAPITAL LIMITED


                                            By: /s/ Adam Gurney
                                               -------------------------------
                                                Adam Gurney
                                                Director


                                            MUSE TECHNOLOGIES, INC.



                                            By: /s/ Brian R. Clark
                                               -------------------------------
                                                Brian R. Clark
                                                President